                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  May 27, 2003

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
(ii) Amount of principal being paid or distributed in respect of the Class A-2
     Notes:
                  $32,610,109.57
                  --------------------
                (  $ 0.0000522        , per $1,000 original principal amount of the Notes)
                  --------------------
(iii) Amount of principal being paid or distributed in respect of the Class M
      Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
(iv) Amount of interest being paid or distributed in respect of the Class A-1
     Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
(v)     Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $2,362,605.12
                  --------------------
                (  $ 0.0000038        , per $1,000 original principal amount of the Notes)
                  --------------------
(vi) (a) Amount of interest being paid or distributed in respect of the Class M
         Notes:
                  $140,291.67
                  --------------------
                (  $ 0.0000047        , per $1,000 original principal amount of the Notes)
                  --------------------
        (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                  $14,408.33
                  --------------------
                (  $ 0.0000005        , per $1,000 original principal amount of the Notes)
                  --------------------
(vii)   Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
        (2)  Distributed to Class A-2 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
        (3)  (a)  Distributed to Class M Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
             (b)  Distributed to Class M Strip:
                  $0.00
                  --------------------
                   $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
        (4)  Balance on Class A-1 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
        (5)  Balance on Class A-2 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------

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                                                                          Page 2

        (6)  (a)  Balance on Class M Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
             (b)  Balance on Class M Strip:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of the Notes)
                  --------------------
(viii)  Payments made under the Cap Agreement on such date:               May 23, 2003
                                                                          ----------------------
                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------
                ( $0.00               with respect to the Class A-2 Notes,
                  --------------------
                ( $0.00               with respect to the Class M Notes,
                  --------------------
(ix)    Pool Balance at end of related Collection Period:            $590,444,677.04
                                                                     ----------------------------
(x)     After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:        $0.00
                                                                          ----------------------------
             (2)  Class A-1 Note Pool Factor:                             -
                                                      --------------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:        $495,444,677.04
                                                                          ----------------------------
             (2)  Class A-2 Note Pool Factor:                0.79271148
                                                      --------------------
        (c)  (1)  Outstanding principal amount of Class M Notes:          $30,000,000.00
                                                                          ----------------------------
             (2)  Class M Note Pool Factor:                  1.00000000
                                                      --------------------
        (d)  (1)  Outstanding principal amount of Certificates:           $65,000,000.00
                                                                          ----------------------------
             (2)  Certificate Pool Factor:                   1.00000000
                                                      --------------------
(xi)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.3400000%     for the current period
                  ---------------
             (2)  The Student Loan Rate was:          Not Applicable      (1)
                                                      --------------------
        (b)  Note Interest Rate for the Class A-1 Notes:        1.6200000%     (Based on 3-Month LIBOR)
                                                                ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:        1.7700000%     (Based on 3-Month LIBOR)
                                                                ---------------
        (d)  Note Interest Rate for the Class M Notes:          2.0400000%     (Based on 3-Month LIBOR)
                                                                ---------------
(xii)   (a)  Amount of Master Servicing Fee for  related Collection Period:         $751,615.53
                                                                                    -----------------------
                   $ 0.000002684      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000001203      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000025054      , per $1,000 original principal amount of the Class M Notes.
                  --------------------
(xiii)       Amount of Administration Fee for related Collection Period:            $3,000.00
                                                                                    -----------------------
                   $ 0.000000011      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000000005      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000000100      , per $1,000 original principal amount of the Class M Notes.
                  --------------------
(xiv)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:          $592,445.90
                                                                                                      -------------------
        (b)  Delinquent Contracts                      # Disb.        %             $ Amount         %
                                                       -------        -             --------         -
             30-60 Days Delinquent                       1,142       2.24%        $11,515,790      2.47%
             61-90 Days Delinquent                         704       1.38%        $ 7,860,248      1.69%
             91-120 Days Delinquent                        446       0.87%        $ 4,710,038      1.01%
             More than 120 Days Delinquent                 752       1.47%        $ 7,764,639      1.67%
             Claims Filed Awaiting Payment                 198       0.39%        $ 1,769,468      0.38%
                                                      ----------     ------       ------------   -------
                TOTAL                                   3,242        6.35%        $ 33,620,183     7.22%

(xv)    Amount in the Prefunding Account:        $0.00
                                                 --------------------
(xvi)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:           0.00

     (1)This Calculation not required unless Three-Month LIBOR for such Interest
        Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

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